                                                                    Exhibit 99.2
                                                                    ------------


                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

     SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of July 30, 1998, by and among OPEN MARKET, INC., a corporation organized under the laws of the State of Delaware (the "COMPANY"), with executive offices located at One Wayside Road, Burlington, MA 01803, and the purchaser (the "PURCHASER") set forth on the execution page hereof (the "EXECUTION PAGE").

     WHEREAS:

     A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "SECURITIES ACT");

     B. The Purchaser desires to purchase, upon the terms and conditions stated in this Agreement, (i) up to $15,000,014 of the Company's common stock, par value $.001 per share (the "COMMON STOCK") (of which not more than 1,004,185 shares shall constitute Initial Shares, as defined in Section 1(c)(i) below and not more than 200,837 shares shall constitute Adjustment Shares, as defined in
Section 1(d) below) and (ii) warrants (the "WARRANTS"), in the form attached hereto as Exhibit A, to acquire 251,046 shares of Common Stock. The Initial
          ---------
Shares and the Adjustment Shares, if any, are collectively referred to herein as the "SHARES" and the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as the "WARRANT SHARES." The Shares, the Warrants and the Warrant Shares are collectively referred to herein as the "SECURITIES."

     C. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "REGISTRATION RIGHTS AGREEMENT"),
                               ---------
pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws, and to repurchase certain Securities under certain circumstances;

     NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

1.   PURCHASE AND SALE OF SHARES  AND WARRANTS.
     -----------------------------------------

     a.   Certain Definitions.  For purposes of Agreement, the  following terms
          -------------------
shall have the meanings ascribed to them as provided below:

          "ADJUSTMENT DATE" shall mean the earlier of (i) the date a
                                           -------
registration statement filed by the Company pursuant to Section 2(a)(i) of the Registration Rights Agreement and covering at least the Initial Shares is declared effective by the SEC, as defined below, or (ii) the 360th day after the Closing Date.

          "ADJUSTMENT DATE MARKET PRICE" shall mean the average Closing Price during the five (5) Trading Days, as defined below, immediately preceding the Adjustment Date, appropriately adjusted to reflect any pending stock dividend, stock split or similar transaction.

          "BUSINESS DAY" means any day on which the principal United States securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, as defined below, is open for trading.

          "CLOSING DATE MARKET PRICE" shall mean the average Closing Price during the twenty (20) Trading Days immediately preceding the Closing Date, appropriately adjusted to reflect any pending stock dividend, stock split or similar transaction.

          "CLOSING PRICE" means, for the Common Stock as of any date, the closing bid price of such security on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Purchaser and reasonably acceptable to the Company if Bloomberg Financial Markets is not then reporting closing bid prices of such security) (collectively, "BLOOMBERG"), or if the foregoing does not apply, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no sale price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a Trading Day (as defined below) for such security, on the next preceding day which was a Trading Day. If the Closing Price cannot be calculated for a share of Common Stock as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Purchaser and reasonably acceptable to the Company, with the costs of such appraisal to be borne by the Company.

          "SEC" means the United States Securities and Exchange Commission.

          "TRADING DAY" shall mean a Business Day on which the Common Stock trades on the principal United States securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

     If the Closing Date is not a Trading Day then for purposes of subclause
(ii) of the definition Per Share Price set forth in Section 1 (b) below, the Closing Price on the Closing Date shall be the Closing Price on the immediately preceding day which was a Trading Day. If the Adjustment Date is not a Trading Day, then for purposes of subclause (iv) of the definition Per Share Price, the Closing Price on the Adjustment Date shall be the Closing Price on the immediately preceding day which was a Trading Day.

     b.   Generally.  Except as otherwise provided in this Section 1 and subject
          ---------
to the satisfaction (or waiver) of the conditions set forth in Section 6 and
Section 7 below, the Purchaser shall purchase the Warrants and the maximum number of Shares (but not more than 1,205,022 Shares) determined as provided in this Section 1, and the Company shall issue and sell such Shares to the Purchaser for a per share purchase price (the "PER SHARE PRICE") equal to the least of (i) the Closing Date Market Price (ii) the Closing Price on the Closing
-----
Date, (iii) the Adjustment Date Market Price and (iv) the Closing Price on the Adjustment Date; provided however that the total purchase price to be paid for
                 -------- -------
the Warrant and the Shares shall be not more than $15,000,014.

     c.   Purchase on Closing Date.
          ------------------------

          i.   Number of Initial Shares.  On the Closing Date the Purchaser
               ------------------------
shall acquire the number of whole shares of Common Stock as is equal to the quotient of (A) 15,000,014 divided by (B) an amount (the "ESTIMATED PER SHARE PRICE") equal to the lesser of (I) the Closing Date Market Price and (II) the
                     ------
Closing Price on the Closing Date; provided, however, that the Purchaser shall
                                   --------  -------
not be required to purchase and the Company shall not be required to issue and sell more than 1,004,185 shares of Common Stock on the Closing Date. The shares of Common Stock acquired on the Closing Date are collectively referred to herein as the "INITIAL SHARES".

          ii.  Determination of Total Purchase Price.  On the Closing Date, the
               -------------------------------------
Purchaser shall pay the Company an amount (the "TOTAL PURCHASE PRICE") equal to the product of (i) the number of Initial Shares to be acquired on the Closing Date determined in accordance with Section 1(c)(i) above and (ii) the Estimated Per Share Price, which amount shall constitute the total purchase price for the Warrants, the Initial Shares and the Adjustment Shares, if any, to be acquired by and issued to the Purchaser pursuant to the terms hereof.

     d.   Adjustment Shares.  If the Estimated Per Share Price paid by the
          -----------------
Purchaser on the Closing Date exceeds the Per Share Price, then, within three days of the Adjustment Date, the Company shall cause to be issued to the Purchaser a number of additional shares of Common Stock (the "ADJUSTMENT SHARES") as is equal to the lesser of (i) twenty percent (20%) of the number of
                            ------
Initial Shares and (ii) the difference between (A) the quotient of (I) the Total Purchase Price divided by (II) the Per Share Price and (B) the number of Initial Shares acquired on the Closing Date. (In calculating the number of Adjustment Shares to be issued to the Purchaser pursuant to the terms of this Agreement, appropriate adjustments shall be made to reflect any stock dividend, stock split or similar transaction affecting the Common Stock from the Closing Date through the close of business on the Adjustment Date.)

     e.   Form of Payment. On the Closing Date, the Purchaser shall pay the
          ---------------
Total Purchase Price for the Warrants and Shares hereunder by wire transfer to the Company, in accordance with the Company's written wiring instructions, against delivery of certificates representing the Initial Shares and duly executed Warrants and the Company shall deliver such Initial Shares and Warrants against delivery of the Total Purchase Price.

     f.   Closing Date.  Subject to the satisfaction (or waiver) of the
          ------------
conditions thereto set forth in Section 6 and Section 7 below, the date and time of the sale of the Shares and the Warrants pursuant to this Agreement (the "CLOSING") shall be 5:00 p.m. Eastern Time on July 30, 1998 or earlier, if practicable and if mutually agreed by the parties hereto ("CLOSING DATE"). The Closing shall occur at the offices of Wolf, Block, Schorr and Solis-Cohen LLP , Packard Building, 111 South 15th Street, Philadelphia, Pennsylvania 19102 or at such other place as the parties may otherwise agree.

2.   PURCHASER'S REPRESENTATIONS AND WARRANTIES.
     ------------------------------------------

     The Purchaser represents and warrants to the Company as follows:

     a.   Investment Purpose.  The Purchaser is purchasing the Securities for
          ------------------
the Purchaser's own account and not with a present view towards the public sale or distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. Notwithstanding anything in this Section 2(a) to the contrary, by making the representations herein, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, and any applicable state securities law.

     b.   Accredited Investor Status.  The Purchaser is an "ACCREDITED INVESTOR"
          --------------------------
as that term is defined in Rule 501(a) of Regulation D.

     c.   Reliance on Exemptions.  The Purchaser understands that the Securities
          ----------------------
are being offered and sold to the Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     d.   Information.  The Purchaser and its counsel have been furnished all
          -----------
materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its counsel. The Purchaser and its counsel have been afforded the opportunity to ask questions of the Company and have received what the Purchaser believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or its counsel or any of its representatives shall modify, amend or affect the Purchaser's right to rely on the Company's representations and warranties contained in Section 3 below. The Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk.

     e.   Governmental Review.  The Purchaser understands that no United States
          -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

     f.   Transfer or Resale.  The Purchaser understands that (i) except as
          ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred under an exemption from such registration, or (c) sold under Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144"), or (d) sold or transferred to an affiliate of the Purchaser pursuant to an exemption under the Securities Act; and (ii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, in each case, other than pursuant to the Registration Rights Agreement.

     g.   Legends.  The Purchaser understands that the Initial Shares, the
          -------
Adjustment Shares, if any, and the Warrants and, until such time as the Initial Shares, the Adjustment Shares and Warrant Shares, respectively, have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold by the Purchaser under Rule 144 (k), the certificates for the Initial Shares, the Adjustment Shares and the Warrant Shares, respectively, may bear a restrictive legend in substantially the following form:

     The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States. The securities represented hereby may not be offered or sold in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred under an available exemption from the registration requirements of those laws.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such Security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder), or (b) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act or (c) such holder provides the Company with reasonable assurances that such Security can be sold under Rule 144(k). The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, pursuant to an effective registration statement or under an exemption from the registration requirements of the Securities Act. Such legend shall be removed when such Security may be sold pursuant to an effective registration statement or sold under Rule 144(k).

     h.   Authorization; Enforcement.  The Purchaser has the requisite corporate
          --------------------------
power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to purchase the Initial Shares, the Adjustment Shares and the Warrants in accordance with the terms thereof. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Purchaser and are valid and binding agreements of the Purchaser enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ---------------------------------------------

     The Company represents and warrants to the Purchaser as follows:

     a.   Organization and Qualification.  The Company and each of its
          ------------------------------
subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "MATERIAL ADVERSE EFFECT" means any material adverse effect on (i) the Securities, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Initial Shares, the Adjustment Shares and the Warrants) and under the Warrants (including the issuance of the Warrant Shares) or the Registration Rights Agreement or (iii) the business, operations, properties, or financial condition of the Company and its subsidiaries, taken as a whole.

     b.   Authorization; Enforcement.  (i) The Company has the requisite
          --------------------------
corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants and the Registration Rights Agreement, to issue and sell the Initial Shares, the Adjustment Shares and the Warrants in accordance with the terms hereof and to issue the Warrant Shares upon exercise of the Warrants in accordance with the terms thereof; (ii) the execution, delivery and performance of this Agreement, the Warrants and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Initial Shares, the Warrants, and the issuance and reservation for issuance of the Adjustment Shares and the Warrant Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required; (iii) this Agreement has been duly executed and delivered by the Company; and (iv) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

     c.   Capitalization.  The capitalization of the Company as of the date
          --------------
hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock and the number of Adjustment Shares to be reserved for issuance as required by Section 1(c) hereof and the number of Warrant Shares to be issued upon the exercise of the Warrants is set forth on
Schedule 3(c).  All of such outstanding shares of capital stock have been, or
-------------
upon issuance will be, validly issued, fully paid and nonassessable. Except as set forth on Schedule 3(c), no shares of capital stock of the Company (including
             ------------
the Initial Shares, the Adjustment Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances. Except for the Securities and as disclosed in
Schedule 3(c), as of the date of this Agreement, (i) there are no outstanding
-------------
options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). Except as set forth on Schedule
                                                                    --------
3(c), there are no securities or instruments containing antidilution or similar
----
provisions that will be triggered by the issuance of the Securities in accordance with the terms of this Agreement or the Warrants and the holders of the securities and instruments listed on such Schedule 3(c) have waived any
                                              -------------
rights they may have under such antidilution or similar provisions in connection with the issuance of the Securities in accordance with the terms of this Agreement or the Warrants. The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company, except for stock options granted under any employee benefit plan or director stock option plan of the Company.

     d.   Issuance of Shares.  The Initial Shares and the Adjustment Shares are
          ------------------
duly authorized and when issued and paid for in accordance with the terms hereof will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Warrant Shares are duly authorized and reserved for issuance, and, upon exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

     e.   No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement, the Registration Rights Agreement and the Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Initial Shares, Adjustment Shares, the Warrants and the Warrant Shares) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted and, so long as the Purchaser owns any of the Securities the businesses of the Company and its subsidiaries shall not knowingly be conducted, in violation of any law, ordinance or regulation of any governmental entity, except for actual or possible violations, if any, the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including, without limitation the issuance and sale of the Common Stock as provided hereby), the Registration Rights Agreement or the Warrants, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the

Nasdaq National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ in the foreseeable future.

     f.   SEC Documents, Financial Statements.  Since May 28, 1996, the Company
          -----------------------------------
has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and has filed all registration statements and other documents required to be filed by it with the SEC pursuant to the Securities Act (all of the foregoing filed prior to the date hereof and after May 28, 1996, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). The Company has made available to the Purchaser true and complete copies of the SEC Documents, except for the exhibits and schedules thereto and the documents incorporated therein. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any statements made in any such SEC Documents that are or were, required to be updated or amended under applicable law has been or have been so updated or amended. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto.
Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such SEC Documents and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such SEC Documents, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate would not have a Material Adverse Effect.

     g.   Absence of Certain Changes.  Except as disclosed in the SEC Documents,
          --------------------------
since December 31, 1997, there has been no change or development which individually or in the aggregate has had or would have a Material Adverse Effect.

     h.   Absence of Litigation.  There is no action, suit, proceeding, inquiry
          ---------------------
or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such which would have a Material Adverse Effect or which would adversely affect the validity, enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement (including the issuance of the Initial Shares and the Adjustment Shares and the Warrants), the Registration Rights Agreement, the Warrant (including the issuance of the Warrant Shares) or any other agreement or document delivered pursuant hereto or thereto.

     i.   Intellectual Property.  Each of the Company and its subsidiaries owns
          ---------------------
or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "INTANGIBLES") necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any Quarterly Report on Form 10-Q or Current Report on Form 8-K filed after December 31, 1997. To the best knowledge of the Company, neither the Company nor any subsidiary of the Company is infringing upon third party Intangibles which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received written notice that it is infringing upon third party Intangibles which if determined unfavorably to the Company, individually or in the aggregate would have a Material Adverse Effect. Except as disclosed in the SEC Documents or as set forth in Schedule
                                                                    --------
3(i), neither the Company nor any of its subsidiaries has entered into any
----
material consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries which infringement or violation would have a Material Adverse Effect.

     j.   Foreign Corrupt Practices.  Neither the Company, nor any of its
          -------------------------
subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     k.   Disclosure.  All information relating to or concerning the Company set
          ----------
forth in this Agreement or provided to the Purchaser pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities. The Company has not provided, and without the Purchaser's consent thereto, will not hereafter provide to the Purchaser, any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been disclosed.

     l.   Acknowledgment Regarding the Purchaser's Purchase of the Securities.
          -------------------------------------------------------------------
The Company acknowledges and agrees that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, and the relationship between the Company and the Purchaser is "arms length" and that any statement made by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchaser's purchase of Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

     m.   Form S-3 Eligibility.  The Company is currently eligible to register
          --------------------
the resale of its Common Stock on a registration statement on Form S-3 under the
Securities Act.   There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement).

     n.   No General Solicitation.  Neither the Company nor any of its
          -----------------------
affiliates, nor any person acting on its or their behalf has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Securities being offered hereby.

     o.   No Integrated Offering.  Neither the Company, nor any of its
          ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offerers to buy any security under circumstances that would require registration of the Securities being offered hereby under the Securities Act or cause this offering of Securities to be integrated with any prior offering of securities of the Company that would require registration of the offering contemplated hereby under the Securities Act or for purposes of any applicable stockholder approval provisions.

      p.  No Brokers to be Paid by Purchaser.  The Company has not engaged any
          ----------------------------------
person to which or to whom brokerage commissions, finder's fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby other than Paine Webber Inc. and the Company acknowledges that it is solely responsible for any amounts owing to Paine Webber, Inc. in connection with this Agreement and the transactions contemplated hereby.

      q.  Acknowledgment of Dilution.  Assuming there is no stock dividend,
          --------------------------
stock split or other similar transaction affecting the Common Stock, the number of Initial Shares issuable on the Closing Date in accordance with Section 1(c) hereof, may increase from the date hereof (but not beyond 1,004,185 shares) and the number of Adjustment Shares issuable in accordance with Section 1(d) hereof, may increase from the date hereof (but not beyond 200,837 shares) if the Closing Price of a Common Stock declines from the date hereof until the Adjustment Date. The Company acknowledges that its obligation to sell the Shares, including its obligation to issue Adjustment Shares, if any, in accordance with the terms of the hereof is absolute and unconditional, regardless of the dilution that such issuance may have on the ownership interests of other stockholders subject to the Purchaser's performance of its material obligations hereunder and subject to applicable bankruptcy, insolvency, reorganization, fraudulent transfer and other laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

      r.  Tax Status. The Company and each of its subsidiaries has made or filed
          ----------
all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. Except as set forth in Schedule 3(r), none of the Company's tax returns has been or is being
         -------------
audited by any taxing authority.

      s.  Title.  The Company and its subsidiaries have good  title in fee
          -----
simple to all real property and good title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except as set forth on Schedule 3(s) and such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

4.   COVENANTS.
     ---------

     a.   Best Efforts.  The parties shall use their best efforts timely to
          ------------
satisfy each of the conditions described in Section 6 and Section 7 of this Agreement.

     b.   Form D; Blue Sky Laws.  The Company agrees to file a Form D with
          ---------------------
respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

     c.   Reporting Status.  So long as the Purchaser beneficially owns any of
          ----------------
the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and until the Shares have been subject to an effective registration statement for a period of thirty (30) consecutive days the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

     d.   Use of Proceeds.  The Company shall  use the net proceeds from the
          ---------------
sale of the Shares and the Warrant for working capital purposes which may include acquiring or investing in other related businesses or technologies or acquiring the rights to use complementary technologies.

     e.   Expenses.  The Company shall reimburse the Purchaser at the Closing
          --------
for the out-of-pocket expenses reasonably incurred by the Purchaser and its affiliates and advisors in connection with the negotiation, preparation, execution and delivery of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, in conducting such Purchaser's and its affiliates' and advisors' reasonable due diligence and such Purchaser's and its affiliates reasonable attorneys' fees and expenses (the "EXPENSES"). In addition, from time to time, after the Closing, upon the Purchaser's written request, the Company shall reimburse the Purchaser for such Expenses, if any, not covered by the payment made to the Purchaser at the Closing. Notwithstanding the foregoing, the Company shall not be obligated to reimburse the Purchaser for more than $50,000 pursuant to this Section 4(f).

     f.   Financial Information. For a period of two (2) years following the
          ---------------------
Closing, the Company agrees to send the following reports to the Purchaser: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy and information statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     g.   Reservation of Shares.  The Company has and shall at all times have
          ---------------------
authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the issuance of the maximum number of Initial Shares and Adjustment Shares as provided in Section 1 hereof and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith and as otherwise required hereby and by the Warrants. The Company shall not reduce the number of shares reserved for issuance hereunder or upon the full exercise of the Warrants (except as a result of any such conversion or exercise) without the consent of the Purchaser.

     h.   Listing. On the Closing Date, the Company shall have secured the
          -------
listing of the Initial Shares and promptly following the Closing, the Company shall secure the listing of the Adjustment Shares, if any, and Warrant Shares, in each case, upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares from time to time issuable hereunder and all Warrant Shares from time to time issuable upon exercise of the Warrants. The Company will use its best efforts to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX ") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use its best efforts to cause the Common Stock to be eligible for trading in the over-the-counter market on the electronic bulletin board at the earliest practicable date and remain eligible for trading while any Shares and Warrant Shares are outstanding. The Company shall promptly provide to the holders of the Securities copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market or, if applicable, any securities exchange (including the NASDAQ) on which securities of the same class or series issued by the Company are then listed or quoted, if any.

     i.   Corporate Existence.  Until all Shares have been subject to an
          -------------------
effective registration statement for a period of at least thirty (30) consecutive days, the Company shall maintain its corporate existence, except in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, as long as the surviving or successor entity in such transaction assumes the Company's obligations hereunder and under the Warrants and the agreements and instruments entered into in connection herewith regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the issuance of all Shares and the exercise in full of all Warrants outstanding as of the date of such transaction.

     j.   No Integrated Offerings.  The Company shall not make any offers or
          ------------------------
sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause this offering of

Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

     k.   Redemptions and Dividends.  Until all Shares have been issued in
          -------------------------
accordance with the terms hereof, the Company shall not, without first obtaining the written approval of the Purchaser, redeem, or declare or pay any cash dividend or distribution on, any shares of capital stock of the Company.

5.  TRANSFER AGENT INSTRUCTIONS.
    ---------------------------

     a. The Company shall instruct its transfer agent to issue certificates, registered in the name of the Purchaser or its nominee, for the Adjustment Shares and the Warrant Shares in such amounts as specified from time to time by such Purchaser to the Company as provided herein and as required hereby and as required upon the exercise of the Warrants, as applicable. To the extent and during the periods provided in Section 2(f) and Section 2(g) of this Agreement, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.

     b. Except as may be otherwise required by law, the Company warrants that no instruction other than such instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof in the case of the transfer of the Initial Shares, the Adjustment Shares and the Warrant Shares prior to registration of the Initial Shares, the Adjustment Shares and the Warrant Shares under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 2(g) hereof to resell the Securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

     c. Except as may be otherwise required by law, if the Purchaser provides the Company with an opinion of counsel reasonably acceptable to the Company, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration, or the Purchaser provides the Company with reasonable assurances that such Securities may be sold under Rule 144 and such documentation as the Company may reasonable require, the Company shall permit the transfer, and, in the case of the Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser.

6.  CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
    ----------------------------------------------

     The obligation of the Company hereunder to issue and sell the Shares and the Warrants to the Purchaser hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

     a. The Purchaser shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

     b. The Purchaser shall have delivered the Total Purchase Price in accordance with Section 1(e) above.

     c. The representations and warranties of the Purchaser shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date.

     d. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.  CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE THE SHARES AND THE
    -----------------------------------------------------------------------
WARRANTS.
--------

     The obligation of the Purchaser hereunder to purchase the Shares and the Warrants hereunder is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

     a. The Company shall have executed the signature page to this Agreement and the Registration Rights Agreement, and delivered the same to the Purchaser.

     b. The Company shall have delivered to the Purchaser certificates representing the number of Initial Shares determined as provided in Section 1 above and the duly executed Warrants in accordance with Section 1 above.

     c. The Shares shall be authorized for quotation on NASDAQ and trading in the Common Stock (or NASDAQ generally) shall not have been suspended or be under threat of suspension by the SEC or NASDAQ.

     d. The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate, executed on behalf of the Company by its Chief Financial Officer, dated as of the Closing Date, to the foregoing effect.

     e. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated , endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization, or the staff of any thereof, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

     f. The Purchaser shall have received an opinion of the Company's counsel, dated as of the Closing Date, in substantially the form of Exhibit C attached
                                                           ---------
hereto.

     g. The Company shall have delivered evidence reasonably satisfactory to the Purchaser that the Company's transfer agent has agreed to act in accordance with irrevocable instructions in the form attached hereto as Exhibit D.
                                                             ---------

     h. Since July 3, 1998, there has occurred no change or development which would have a Material Adverse Effect.

     i. Any transaction for the sale of Common Stock and/or warrants to purchase Common Stock entered into between the Company and CMG Information Services, Inc. during the period between July 1, 1998 and the Closing Date shall be in a form and on terms and conditions reasonably satisfactory to the Purchaser.

8.  GOVERNING LAW; MISCELLANEOUS.
    ----------------------------

     a.   Governing Law; Jurisdiction. This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in New York, New York in any suit or proceeding based on or arising under this Agreement and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the Purchaser to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     b.   Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) hereof to be physically delivered to the other party within five (5) days of the execution hereof.

     c.   Headings.  The headings of this Agreement are for convenience of
          --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

     d.   Severability.  If any provision of this Agreement shall be invalid or
          ------------
unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     e.   Entire Agreement; Amendments.  This Agreement and the instruments
          ----------------------------
referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     f.   Notices.  Any notices required or permitted to be given under the
          -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

               If to the Company:



                   OPEN MARKET, INC.
                   One Wayside Road
                   Burlington, MA 01803
                   Telephone No.:         (781) 359-3000
                   Telecopy No.:          (781) 359-8118
                   Attention:             Regina O. Sommer

                         with a copies to:

                    OPEN MARKET, INC.
                    One Wayside Road
                    Burlington, MA 01803
                    Telephone No.:        (781) 359-3000
                    Telecopy No.:         (781) 359-8129
                    Attention:            Legal Counsel

                         and

                    HALE & DORR LLP
                    60 State Street
                    Boston, MA 02109
                    Telephone No.:        (617) 526-6000
                    Telecopy No.:         (617) 526-5000
                    Attention:            John H. Chory, Esq.


     If to the Purchaser, to the address set forth under the Purchaser's name on the signature page hereto executed by the Purchaser.

     Each party shall provide notice to the other parties of any change in address.

     g.   Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the parties and their successors and assigns. Except as provided herein, neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder. Notwithstanding the foregoing, the Purchaser may assign its rights hereunder to any of its "affiliates," as that term is defined under the Exchange Act, without the consent of the Company or to any other person or entity with the consent of the Company. This provision shall not limit the Purchaser's right to transfer the Securities pursuant to the terms of this Agreement, the Warrants or the Registration Rights Agreement or to assign the Purchaser's rights hereunder to any such transferee.

     h.   Third Party Beneficiaries.  This Agreement is intended for the benefit
          -------------------------
of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     i.   Survival.  The representations and warranties of the Company and the
          --------
agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser so long as the Purchaser or any of its permitted assigns own Registrable Securities (as defined in the Registration Rights Agreement). Moreover, none of the representations and warranties made by the Company herein shall act as a waiver of any rights or remedies the Purchaser may have under applicable federal or state securities laws. The Company agrees to indemnify and hold harmless the Purchaser and each of the Purchaser's officers, directors, employees, partners, members, agents and affiliates for loss or damage relating to the Securities purchased hereunder arising as a result of or related to any breach by the Company of any of its representations or covenants set forth herein, including advancement of expenses as they are incurred.

     j.   Publicity.  The Company and the Purchaser shall have the right to
          ---------
approve before issuance any press releases, SEC, NASDAQ or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, NASDAQ or NASD filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be entitled to review and comment upon any such press release prior to its release). In furtherance of the foregoing, the Company shall prepare and file with the SEC within five (5) calendar days of the Closing, a Current Report on Form 8-K describing the transactions contemplated herein, which Current Report shall include as exhibits copies of this Agreement, the Warrant and the Registration Rights Agreement.

     k.   Further Assurances.  Each party shall do and perform, or cause to be
          ------------------
done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     l.   Termination.  In the event that the Closing Date shall not have
          -----------
occurred on or before July 31, 1998, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against another party hereto for a breach of this Agreement prior to or relating to the termination hereof.

     m.   Exclusivity.  Until the earlier of the Closing Date or the date this
          -----------
Agreement is terminated as provided in Section 8(l) hereof, the Company shall not directly or indirectly, solicit, initiate, consider or encourage any proposal or offer from any person other than the Purchaser, relating to the issuance and the sale of any Common Stock or security, warrant or right convertible into or exercisable for any Common Stock.

     n.  Joint Participation in Drafting.  Each party to this Agreement has
         -------------------------------
participated in the negotiation and drafting of this Agreement, the Warrants and the Registration Rights Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement.

     o.  Equitable Relief.  The Company acknowledges that a breach by it of its
         ----------------
obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder (including, but not limited to, its obligations pursuant to Section 5 hereof) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement (including, but not limited to, its obligations pursuant to Section 5 hereof), that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.


                    COMPANY:

                    OPEN MARKET, INC.


                    By: /s/ Regina O. Sommer
                       ---------------------------------------------
                    Name:   Regina O. Sommmer
                    Title:  Senior Vice President and Chief Financial Officer


                    PURCHASER:

                    CAPITAL VENTURES INTERNATIONAL

                    By:  Heights Capital Management,
                         its authorized agent

                    By: /s/ Michael L. Spolan
                       ---------------------------------------------
                    Name:   Michael L. Spolan
                    Title:  General Counsel and Secretary
                    Residence:          Cayman Islands
                    Address:            c/o Heights Capital Management
                                        425 California, Suite 1100
                                        San Francisco, CA 94104

                    Telephone No.:      (415) 403-6500
                    Telecopy No.:       (415) 403-6525
                    Attention:          Michael Spolan

                         with copies of all notices to:

                    Wolf, Block, Schorr and Solis-Cohen LLP
                    Packard Building - 12th Floor
                    111 South 15th Street
                    Philadelphia, PA 19102
                    Telephone No.:      (215) 977-2000
                    Telecopy No.:       (215) 977-2334/2346
                    Attention:

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